Orion Office Portfolio Argentic Loan No. 310960149 WFCM 2022-ONL 106392_1528976 - #155034698v11<US1> - Loan Extension and Modification Agreement - Orion Office Portfolio LOAN EXTENSION AND MODIFICATION AGREEMENT THIS LOAN EXTENSION AND MODIFICATION AGREEMENT (this “Agreement”) is executed on February 17, 2026 (the “Effective Date”), by and among THE ENTITIES IDENTIFIED AS BORROWER ON THE SIGNATURE PAGE ATTACHED HERETO (“Borrower”); solely with respect to Sections 7, 9, 12, 14, 16, and 19-23 of this Agreement, ORION PROPERTIES INC., a Maryland corporation (f/k/a ORION OFFICE REIT INC.) (“Guarantor”; Borrower and Guarantor are sometimes hereinafter referred to individually as a “Borrower Party” and collectively as the “Borrower Parties”); and COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF HOLDERS OF WELLS FARGO COMMERCIAL MORTGAGE TRUST 2022-ONL, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2022-ONL, as their interests may appear (“Lender”). W I T N E S E T H: WHEREAS, Wells Fargo Bank, National Association (“Original Lender”), provided a commercial mortgage loan in the original principal amount of $355,000,000.00 (the “Loan”) to Borrower evidenced by, among other things, (i) that certain Promissory Note dated as of February 10, 2022 (the “Loan Origination Date”), from Borrower to Original Lender (the “Note”), and (ii) that certain Loan Agreement dated as of February 10, 2022 (the “Loan Agreement”), by and between Borrower and Original Lender; and WHEREAS, the Note was secured by, among other things, those certain first priority Deeds of Trust/Mortgages/Deeds to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, each dated as of the Loan Origination Date and executed and delivered by the applicable Borrower as security for the Loan (such instruments, collectively, the “Security Instrument”), which Security Instrument encumbers the Property described therein (each an “Individual Property” and collectively, the “Property” or “Properties”); and WHEREAS, in connection with the Loan, Guarantor executed that certain Guaranty of Recourse Obligations of Borrower dated as of February 10, 2022 (the “Guaranty”) in favor of Original Lender; and WHEREAS, in connection with the Loan, (i) Borrower, Original Lender and Wells Fargo Bank, N.A. (in such capacity, “Cash Management Bank”) entered into that certain Cash Management Agreement dated as of February 10, 2022 (the “Cash Management Agreement”), and (ii) Borrower, Original Lender and Wells Fargo Bank, N.A. (in such capacity, “Deposit Bank”) entered into that certain Deposit Account Control Agreement (Soft Lockbox) dated as of February 10, 2022 (the “Deposit Account Control Agreement”); and WHEREAS, in connection with the Loan, Borrower (or the respective individual Borrower) has assigned each Management Agreement to Original Lender pursuant to a separate Conditional Assignment of Management Agreement as to each such Management Agreement (collectively, the “Assignment of Management Agreement”); and WHEREAS, the Note, the Loan Agreement, the Security Instrument, the Guaranty, the Cash Management Agreement, the Deposit Account Control Agreement, the Assignment of Exhibit 10.1

2 Management Agreement, and all of the other documents evidencing, securing or relating to the Loan, as heretofore amended or modified, may be collectively referred to in this Agreement as the “Loan Documents”; and WHEREAS, Original Lender transferred and assigned the Loan and the Loan Documents to Lender; and WHEREAS, pursuant to that certain Trust and Servicing Agreement, dated as of March 9, 2022 (“TSA”), Lender acts by and through (i) Trimont, LLC (as successor-in-interest to Wells Fargo Bank, National Association), solely in its capacity as the master servicer for the Loan (“Servicer”) and (ii) Argentic Services Company LP, solely in its capacity as the special servicer for the Loan (“Special Servicer”); and WHEREAS servicing of the Loan has been transferred to the Special Servicer in accordance with the TSA; and WHEREAS, Borrower and Lender have entered into that certain Pre-Negotiation Agreement dated as of December 1, 2025 (the “PNA”), which remains in full force and effect; and WHEREAS, Borrower has requested that Lender and make certain modifications to the Loan Documents and, upon the covenants, agreements, acknowledgements, warranties and representations set forth in this Agreement and subject to the express terms and conditions of this Agreement and the documents, instruments and agreements executed and to be executed pursuant to this Agreement, Lender has agreed to consent to such requests and modify the terms of the Loan Documents as set forth below (such transactions shall collectively hereinafter be referred to as the “Loan Modification”). NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows: 1. Incorporation of Recitals; Defined Terms; Additional Loan Document; Inducement to Lender. The foregoing recitals are incorporated herein as a substantive, contractual part of this Agreement. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement or, if not defined in the Loan Agreement, as defined in the other Loan Documents; additionally, the words “including” and “includes,” and words of similar import, shall be deemed to be followed by the phrase “without limitation,” and the words “hereof” and “hereunder,” and words of similar import, shall be deemed to refer to this Agreement as a whole and not to the specific section or provision where such word appears. Furthermore, from and after the date hereof, any reference in the Loan Documents to any Loan Document shall be deemed to refer to such Loan Document as modified by this Agreement, and this Agreement shall be an additional Loan Document as such term is used herein and in the other Loan Documents. Each of the acknowledgments, representations, warranties, covenants and agreements by Borrower Parties contained in this Agreement is a material part of the consideration received by Lender and is a material inducement to Lender for the execution and delivery by Lender of this Agreement and any related documents. 2. Acknowledgement of Debt. Borrower confirms that as of February 11, 2026, (i) the outstanding principal balance of the Loan was $355,000,000.00, and (ii) the following escrow and

3 reserve balances are currently being held by Lender: (a) Tax Reserve Funds in the amount of $00.00, (b) Insurance Reserve Funds in the amount of $00.00, (c) Replacement Reserve Funds in the amount of $00.00, (d) Leasing Reserve Funds in the amount of $00.00, (e) Ground Rent Reserve Funds in the amount of $00.00, (f) Rent Concession Reserve Funds in the amount of $30,881.17, and (g) Existing TI/LC Reserve Funds in the amount shown in Schedule 5 attached hereto. Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Note and the other Loan Documents, is a valid and existing Debt payable by Borrower to Lender. 3. Fees and Expenses. On or before the Effective Date (and as a condition precedent to the effectiveness of this Agreement), Borrower shall pay to Lender the amounts shown in the closing statement attached hereto as Exhibit A (collectively, the “Closing Payments”) from cash equity contributions to Borrower, including: (a) a modification fee of $1,500,000.00 to Special Servicer, (b) $2,050,000.00 as a partial prepayment of the Loan, (c) $7,740,000.00 for deposit to the All-Purpose Reserve Fund, and (d) $390.057.03 for payment of all costs, expenses, legal fees, advances and disbursements incurred by Lender in connection with the Loan through the Effective Date, including, without limitation, all costs and expenses incurred by Lender relating to the negotiation, drafting and execution of this Agreement and the transactions contemplated hereby, all recording costs and documentary stamps, transfer taxes, or other taxes if any, due upon the recording of this Agreement, trustee and title costs, the costs of the Title Endorsements (as hereinafter defined), the cost of appraisals and other third party reports and investigations, the costs to obtain tax information, UCC records, judgment and bankruptcy searches in the states in which the Property is located and in the local jurisdictions where the Property is located, if any, and escrow costs, if any (collectively, the “Costs and Expenses”). Nothing herein shall reduce or limit Borrower's liability for payment of fees, costs, and expenses as otherwise provided in the Loan Documents, including, without limitation, Section 17.6 of the Loan Agreement. 4. Modifications to Loan Agreement. Effective as of the Effective Date, the following modifications shall be made to the Loan Agreement: (a) In Section 1.1, the following definitions shall be amended and restated: “Cash Management Agreement” shall mean that certain Amended and Restated Cash Management Agreement dated as of the Modification Date among Lender, Borrower and Cash Management Bank, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Guarantor” shall mean Orion Properties Inc., a Maryland corporation (f/k/a Orion Office REIT Inc.) or, if required by context, any Replacement Guarantor expressly permitted by this Agreement or the Guaranty, as applicable. “Major Lease” shall mean (a) any Lease which, individually or when aggregated with all other Leases with the same Tenant or its Affiliate, demises 100,000 square feet or more of the Properties’ gross leasable area, (b) any Lease which contains any option, offer, right of first refusal or other similar entitlement to acquire all or any portion of the Property which would be applicable to a foreclosure or the first sale thereafter and which option, offer, right of first refusal or other similar entitlement did not exist under such Lease as of the Closing Date, (c) any Lease under which the Tenant is an Affiliate of Borrower or Guarantor, (d) any instrument guaranteeing or providing credit support for any Lease

4 meeting the requirements of clauses (a) and/or (b) above, or (e) any Lease entered into during the continuance of an Event of Default. “Maturity Date” shall mean February 11, 2029 or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, by exercise of a maturity extension option pursuant to Section 2.12, or otherwise. “Release Price” shall mean in connection with the release (pursuant to Section 2.10 of this Agreement) of any Individual Property from the lien of a Security Instrument the greater of: (A)(i) one hundred fifteen percent (115%) of the as-is appraised value of each such Individual Property(ies) being released, as shown on Schedule A attached hereto, (ii) $8,250,000 as to the IFM Efector property in Malvern, Pennsylvania, (iii) $6,000,000 as to the Charter Communications property in East Syracuse, New York, and (iv) $7,500,000 as to the Pulte Mortgage property in Englewood, Colorado, on the one hand, and (B) one hundred percent (100%) of the sales proceeds of each such Individual Property, on the other hand, in each case less customary and reasonable closing costs approved by Lender. “Reserve Funds” shall mean the Tax Reserve Funds, the Insurance Reserve Funds, the Replacement Reserve Funds, the Leasing Reserve Funds, the Ground Rent Reserve Funds, the Rent Concession Reserve Funds, the Existing TI/LC Reserve Funds, the All- Purpose Reserve Funds and any other escrow funds established by this Agreement or the other Loan Documents. (b) In Section 1.1, the following definitions shall be added: “All-Purpose Reserve Funds” shall have the meaning set forth in Section 8.3 hereof. “All-Purpose Reserve Initial Deposit” shall mean the sum of $7,740,000. “First Extended Maturity Date” shall have the meaning set forth in Section 2.12(a) hereof. “First Extended Paydown Amount” shall have the meaning set forth in Section 2.12(a) hereof. “Modification Agreement” shall mean that certain Loan Extension and Modification Agreement by and among Borrower, Guarantor and Lender, dated as of the Modification Date. “Modification Date” shall mean the “Effective Date” set forth in the Modification Agreement. “Modification Documents” shall mean the Modification Agreement, the Amended and Restated Cash Management Agreement and all other documents executed by Borrower and Guarantor in connection with the Modification Agreement. “Monthly Shortfall” shall mean, as to any Monthly Payment Date after the Effective Date, the amount (if any) by which the funds deposited in the Cash Management

5 Account are insufficient to satisfy in full the amounts to be disbursed pursuant to Section 3(a)-(e) of the Cash Management Agreement. “Permitted Partial Prepayment” shall mean any partial prepayment of the Loan pursuant to (i) clause (b) of Section 3 of the Modification Agreement, (ii) Section 3(g) of the Cash Management Agreement and (iii) Section 2.12 of the Loan Agreement (as added by the Modification Agreement). “Second Extended Maturity Date” shall have the meaning set forth in Section 2.12(b) hereof. “Second Extended Paydown Amount” shall have the meaning set forth in Section 2.12(b) hereof. “Stated Maturity Date” shall have the meaning set forth in Section 2.12(a) hereof. (c) Clause (i) of Section 2.7(a) is hereby amended and restated in its entirety as follows: (i) Borrower may, at its option and upon thirty (30) days prior notice to Lender (or such shorter period of time as may be permitted by Lender in its sole discretion) (which notice may be revoked or adjourned on a day-to-day basis prior to the proposed prepayment date upon delivery by Borrower of written notice to Lender; provided that in all cases Borrower shall be responsible to promptly reimburse Lender for the reasonable out-of-pocket costs and expenses actually incurred by Lender in connection with the rescission or adjournment of such notice), prepay the Debt in whole (but not in part except (A) as expressly permitted pursuant to clause (iii) below and (B) for Permitted Partial Prepayments) on any Business Day after the Prepayment Lockout Release Date, provided, that if such payment is made prior to the Monthly Payment Date in May, 2026 (the “Open Period Start Date”), such payment must be accompanied by the payment of the Yield Maintenance Premium. From and after a Securitization of any portion of the Loan, any prepayment (whether pursuant to this Section 2.7 or otherwise) received by Lender on a date other than a Monthly Payment Date shall include interest which would have accrued thereon to the next Monthly Payment Date (such amounts, the “Interest Shortfall”). (d) Clause (iii) of Section 2.7(a) is hereby amended and restated in its entirety as follows: (iii) Borrower may, provided no Event of Default has occurred and is continuing, at its option, and upon ten (10) Business Days prior notice to Lender (or such shorter period of time as may be permitted by Lender in its sole discretion), prepay the Debt in part on any date (including prior to the Prepayment Lockout Release Date) solely in connection with the release of any Individual Property in accordance with Section 2.10 hereof; provided that if such prepayment is made prior to the Open Period Start Date, such prepayment shall be accompanied by a payment of Yield Maintenance Premium on the amount being prepaid. From and after a Securitization of any portion of the Loan, any prepayment received by Lender on a date other than a Monthly Payment Date shall include any Interest Shortfall.

6 (e) Section 2.10(a) is hereby amended by replacing the text in each of clause (iii) and clause (v) with “[intentionally omitted]”. (f) A new Section 2.12 is hereby added, as follows: “Section 2.12 Maturity Extension Options. (a) First Extension Option. Borrower shall have the option to extend the Maturity Date of the Loan from February 11, 2029 (the “Stated Maturity Date”) to February 11, 2030 (the “First Extended Maturity Date”), provided that each of the following conditions precedent shall have been satisfied as of the date of Borrower’s extension notice and as of the Stated Maturity Date: (i) Borrower shall make, concurrently with the exercise of this extension option, a principal paydown of Two Million Five Hundred Thousand Dollars ($2,500,000.00) to Lender, to be applied to the outstanding principal balance of the Loan (the “First Extension Paydown Amount”). (ii) All funds on deposit in the All-Purpose Reserve Account in excess of Fifteen Million Dollars ($15,000,000.00) as of the Stated Maturity Date shall be applied as a partial prepayment of the outstanding principal balance of the Loan. (b) Second Extension Option. Borrower shall have the option to further extend the Maturity Date from the First Extended Maturity Date (February 11, 2030) to August 11, 2030 (the “Second Extended Maturity Date”), provided that each of the following conditions precedent shall have been satisfied as of the date of Borrower’s extension notice and as of the First Extended Maturity Date: (i) Borrower shall make, concurrently with the exercise of this extension option, a principal paydown of Ten Million Dollars ($10,000,000.00) to Lender, to be applied to the outstanding principal balance of the Loan (the “Second Extension Paydown Amount”). (ii) All funds on deposit in the All-Purpose Reserve Account in excess of Five Million Dollars ($5,000,000.00) as of the First Extended Maturity Date shall be applied to the outstanding principal balance of the Loan. (c) General Conditions and Provisions. (i) No Event of Default. No Event of Default shall have occurred and be continuing under the Loan Documents on the date of exercise of a maturity extension option or upon the effective date of the exercised maturity extension. (ii) Notice. Borrower shall provide written notice to Lender of its election to exercise each maturity extension option not less than thirty (30) days prior to the Stated Maturity Date or First Extended Maturity Date, as applicable. (iii) Extension Fees. Any extension fees, if applicable, shall be paid in accordance with the terms set forth in the Loan Agreement or as otherwise agreed in writing by the parties.

7 (iv) Documentation. Borrower shall execute and deliver such additional documents and instruments as Lender may reasonably require to evidence or effectuate each extension. (v) No Waiver. The granting of each extension shall not be deemed to waive or modify any other terms or provisions of the Loan Documents except as expressly provided in this Section 2.12.” (g) Section 8.3 is hereby amended and restated, as follows: “Section 8.3 All-Purpose Reserve Funds. (a) On the Modification Date, Borrower shall deposit with Lender the All- Purpose Reserve Initial Deposit and such deposit, together with all Replacement Reserve Funds, Leasing Reserve Funds, Existing TI/LC Reserve Funds and Rent Concession Reserve Funds on deposit with Lender on the Effective Date and the Monthly All-Purpose Reserve Deposit (as hereinafter defined) to be deposited each month following the Effective Date shall constitute the “All-Purpose Reserve Funds”. On each Monthly Payment Date such additional amounts (if any) shall be deposited as All-Purpose Reserve Funds pursuant to Section 3(f) of the Cash Management Agreement (the “Monthly All- Purpose Reserve Deposit”). (b) Provided no Event of Default has occurred and is continuing, Lender shall make disbursements from All-Purpose Reserve Funds only (i) for those Replacements to be completed in 2026 identified in Schedule 3 attached hereto (such Schedule to be updated annually as part of the Annual Budget), in accordance with the requirements of Section 8.4(b), (ii) for Qualified Leasing Expenses, in accordance with the requirements of Section 8.5(b), (iii) as and when required pursuant to Schedule IV hereof with respect to rent concession amounts, (iv) as provided in Schedule V hereof with respect to tenant improvement and leasing commission amounts, and (v) to pay any Monthly Shortfall. Any All-Purpose Reserve Funds remaining upon the Debt being paid in full shall be returned to Borrower. (h) In Section 14.1, the notice address for Lender and Borrower is hereby amended and restated as follows: If to Borrower: c/o Orion Properties Inc. 3200 E. Camelback Road, Suite 100 Phoenix, Arizona 85018 Attention: Chief Financial Officer and Attention: General Counsel

8 With a copy to: Barnes &Thornburg LLP 3343 Peachtree Road NE, Suite 2900 Atlanta, Georgia 30326 Attn: Marc R. Bulson, Esq. If to Lender: c/o Trimont, LLC 550 S. Tryon Street, 23rd Floor Charlotte, North Carolina 28202 Attention: Asset Management Re: WFCM 2022-ONL; Loan Number 310960149 With a copy to: Argentic Services Company LP 740 E. Campbell Rd, Ste. 600 Richardson, Texas 75081 Re: WFCM 2022-ONL; Loan Number 310960149 And with a copy to: Kilpatrick Townsend & Stockton LLP 1100 Peachtree Street NE, Suite 2800 Atlanta, Georgia 30309 Attention: Bob Stupar, Esq. (i) A new Exhibit C to the Loan Agreement (Annual Budget for 2026) is attached hereto as Exhibit C and Borrower and Lender agree that it constitutes the approved “Annual Budget” for 2026. (j) Schedule II of the Loan Agreement (Organizational Chart) is hereby replaced with Schedule 2 attached hereto. (k) Schedule IV of the Loan Agreement (Rent Concession Reserve Schedule) is hereby replaced with Schedule 4 attached hereto. (l) Schedule V of the Loan Agreement (Existing TI/LC Reserve Schedule) is hereby replaced with Schedule 5 attached hereto. (m) Schedule VII of the Loan Agreement (Management Agreements and Property Managers) is hereby replaced with Schedule 7 attached hereto. (n) Schedule 3.13 of the Loan Agreement (Condemnations) is hereby replaced with Schedule 3.13 attached hereto. (o) Schedule 3.17 of the Loan Agreement (Leases and Rent Roll) is hereby replaced with Schedule 3.17 attached hereto. (p) Schedule 3.19 of the Loan Agreement (Self-Managed Properties) is hereby replaced with Schedule 3.19 attached hereto. 5. Reserve Deposits; Payments of Taxes and Ground Rents. From and after the Effective Date, Borrower (a) shall make a Monthly Tax Deposit of $500,000.00, (b) shall make a

9 Monthly Insurance Deposit of $72,000.00 (in each case subject to adjustment as provided in the Loan Agreement) and (c) shall make a Monthly Ground Rent Deposit of $9,536.00, all in accordance with the requirements of Sections 8.1, 8.2 and 8.7, respectively, of the Loan Agreement, which payments shall be made from funds on deposit in the Cash Management Account. Borrower shall pay (or shall have paid) all Taxes (other than with respect to those Properties for which Taxes are paid directly by the Tenants, as identified in Schedule 8 hereto) and Ground Rents due on or before March 31, 2026 (Tenant hereby representing and warranting that all such Ground Rents have been paid prior to the date hereof), and a deposit of sufficient funds therefor with the escrow agent for the Modification Agreement closing with instructions to pay those amounts shall be deemed to satisfy this requirement. Borrower shall not be required to make the Replacement Reserve Monthly Deposit or the Leasing Reserve Monthly Deposit from and after the Effective Date. 6. Cash Trap Event Period. A Cash Trap Event Period shall exist from the Effective Date until the date that the Loan is paid in full, notwithstanding the expiration provisions set forth in the definition of Cash Trap Event Period in the Loan Agreement. 7. Representations and Warranties of Borrower Parties. Except as set forth on Schedule 1 attached hereto, all of the representations and warranties made by Borrower under Article 3 of the Loan Agreement remain true and correct in all material respects as of the Effective Date. In addition, each Borrower Party, as applicable, hereby represents and warrants that as of the Effective Date: (a) The execution, delivery, and performance by Borrower of this Agreement has been duly and properly authorized pursuant to all requisite limited liability company action. (b) (i) The execution, delivery and performance by each such Borrower Party of this Agreement and its obligations thereunder do not and will not violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such Borrower Party or its organizational documents, or result in the breach or the acceleration of, or entitle any other individual or entity to accelerate (whether after the giving of notice or lapse of time or both), any contractual obligation of such Borrower Party, or cause a default under any indenture, agreement, lease, or instrument to which such Borrower Party is a party, or result in the creation or imposition of any lien upon any property, asset, or revenue of such Borrower Party; and (ii) the execution, delivery and performance by such Borrower Party of this Agreement and the transactions contemplated thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained. (c) The Loan Documents to which it is a party, as modified and amended by this Agreement, remain in full force and effect and constitute the valid and legally binding obligations of such Borrower Party, enforceable in accordance with their respective terms, and this Agreement constitutes the valid and legally binding obligations of each Borrower Party, and is enforceable against each Borrower Party in accordance with the terms thereof; that unless expressly provided therein, this Agreement is not intended to be, and shall not be deemed or construed to be, a waiver, cure, satisfaction, reinstatement, novation, cancellation, extinguishment, substitution or release of the Loan or any obligations of such Borrower Party under any Loan

10 Documents, or a waiver by Lender of any of the rights of Lender under any Loan Document, or at law or in equity. Such Borrower Party has no offsets, claims, counterclaims, cross-claims or defenses against any Lender Parties (as hereinafter defined) with respect to the Loan or the Loan Documents, including, without limitation, the administration or funding of the Loan. (d) Each Borrower Party is in compliance in all material respects with all covenants applicable to it under the Loan Documents, as amended and modified by this Agreement, and that no default under the Loan Documents pertaining to it exists except as conditionally waived in this Agreement. (e) Lender has, as of the Effective Date, and shall continue to have, until all of the Debt is paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Debt. (f) The financial data, including statements of cash flow and income and operating expense of Borrower, Guarantor and the Property previously delivered by Borrower and Guarantor to Lender in connection with this Agreement (collectively, “Information”) are true, complete and accurate in every material respect and accurately represent, respectively, the financial condition and business operations of Borrower Parties and the income and expenses related to the Property, as of the date thereof. There has been no material adverse change to the Information since the date delivered to Lender. Each Borrower Party acknowledges that the Information has been provided to Lender to induce Lender to enter into this Agreement and is being relied upon by Lender for such purposes. (g) The list of Lease documents for each Individual Property attached hereto as Schedule 6 is true, correct and complete. (h) Borrower has not received any business interruption, income or other insurance proceeds relative to the performance of the Property or the operation of any business thereon for the calendar years 2024, 2025 or 2026. (i) No Borrower Party and no property manager for the Property, or any affiliate, subsidiary, officer, director, manager, member, partner, agent, service provider, attorney or direct or indirect owner of the foregoing, has received or applied for any governmental grant, loan or other economic or non-economic relief pertaining to the Property that has not been disclosed to Lender in writing. 8. Conditions to Effectiveness. The effectiveness of this Agreement and Lender’s obligations hereunder are strictly conditioned upon the satisfaction or written waiver by Lender in whole of each of the following conditions precedent: (a) First American Title Insurance Company (the “Title Company”) shall have irrevocably committed to issue to Lender those certain endorsements to the Lender’s Title Policies upon the recordation of the Memorandum of Loan Extension and Modification Agreement in the official records of each county in which a Security Instrument was recorded (the “Title Endorsements”).

11 (b) Borrower and Cash Management Bank shall have executed and delivered the new Cash Management Agreement. (c) Borrower shall have paid to Lender the Closing Payments. (d) Lender shall have received a final appraisal for each Individual Property which is satisfactory to Lender. (e) Lender shall have received authority documents from the Borrower Parties in form and substance reasonably acceptable to Lender. (f) Borrower shall have delivered to Lender such updated financial statements for the Property as reasonably required by Lender. (g) Lender shall have received evidence satisfactory to it that all insurance with respect to the Property required by the Loan Documents is in full force and effect, with all required premiums paid. (h) Counsel for Borrower Parties shall have delivered to Lender an opinion letter in form and substance satisfactory to Lender’s counsel. (i) With respect to the Ground Lease, Lender shall have received each Ground Lessor’s W9 and monthly ground rent invoice for the succeeding month. (j) Lender shall have received such other information and documents as Lender may reasonably request, in form and substance satisfactory to Lender. 9. Indemnification and Release. (a) Borrower Parties acknowledge and agree that Lender is not in default with respect to any of its obligations under any of the Loan Documents, and Borrower Parties currently possess no claim against Lender, Special Servicer, Servicer or any other servicer or agent of Lender, including, but not limited to, damages, setoff, estoppel, waiver, cancellation of instruments, rescission or excuse of performance under any of the Loan Documents by virtue of Lender’s actions, actions of Special Servicer or Servicer, or actions of any other servicer or agent on Lender’s behalf or any actions of Lender’s predecessors-in interest, if any. (b) As a material inducement to Lender to enter into this Agreement and to grant the additional concessions to Borrower Parties reflected herein, all in accordance with and subject to the terms and conditions of this Agreement, and all of which are to the direct advantage and benefit of Borrower Parties, each Borrower Party, for itself and its past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns: (i) does hereby remise, release, acquit, satisfy and forever discharge Lender, Original Lender and any prior holder of the Note, and all of their respective past, present and future servicers (including, without limitation, Special Servicer and Servicer), officers, directors, employees, affiliates, agents, attorneys (including, without limitation, Kilpatrick Townsend & Stockton LLP), accountants, representatives, participants, successors and assigns (collectively, the “Lender Parties”), from any and all liabilities, damages, losses, claims, demands, costs, expenses, defenses, set-offs, rights of recoupment, judgments, executions, causes of action, suits, debts, dues, sums of

12 money, claims for attorneys’ fees or costs, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, torts, omissions, representations, breaches of contract or of obligations to perform, and any type of conduct or misconduct, whether negligent, intentional or otherwise, whether in law or in equity, whether matured or unmatured, whether known or unknown, whether liquidated or unliquidated, whether contingent or non-contingent which any Borrower Party now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, in connection with or relating to (A) this Agreement, (B) any obligations under the Loan Documents, (C) the Loan Documents or the indebtedness evidenced thereby, including, the administration or funding thereof, and (D) any other relationship, agreement or transaction relating to or arising from the Loan between any Borrower Party and Lender or any of its subsidiaries, affiliates and servicers; and (ii) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of, and shall indemnify Lender Parties and defend and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character incurred by or asserted against Lender Parties in any suit or other form of action or proceeding of any kind or nature whatsoever against Lender or any of the other Lender Parties, by reason of or in connection with any of the foregoing matters, claims or causes of action. Each Borrower Party further agrees and acknowledges that it may hereafter discover facts different from, or in addition to, those which such Borrower Party now knows or believes to be true with respect to the claims released pursuant to this Section 9, and agrees that the foregoing release shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof. (c) The waivers, estoppels and releases in favor of Lender Parties contained in this Agreement shall not be construed as an admission of any wrongdoing, liability or culpability on the part of Lender or any of the other Lender Parties or as an admission by Lender or any of the other Lender Parties of the existence of any claims by any Borrower Party against Lender or any of the other Lender Parties. To the extent that any such claims exist, they are of a speculative nature so as to be incapable of objective valuation and, to the extent that any such claims may exist and may have value, such value would constitute primarily “nuisance” value or “leverage” value in adversarial proceedings between Borrower Parties and Lender. In any event, the value to the Borrower Parties of the covenants and agreements on the part of Lender contained in this Agreement substantially and materially exceeds any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by Borrower Parties hereunder. (d) The provisions of this Section 9 shall survive the Maturity Date or the earlier termination of this Agreement. 10. References to Loan Documents. References in any Loan Document to any other Loan Document shall be deemed to mean and to refer to such other Loan Document as the same has been modified by this Agreement. 11. Defaults. Any default by Borrower hereunder shall constitute an Event of Default under the Loan Documents if not cured beyond any applicable notice and grace periods provided therein. 12. No Impairment or Release; Loan Documents Remain in Full Force and Effect; No Novation. Except as expressly set forth herein, nothing herein shall affect the priority, validity, or extent of the liens, operation and effect of the Note, the Security Instrument and the other Loan

13 Documents, nor release or change the liability of any Borrower, Guarantor or any other Person who may now be or after the date hereof may become liable, primarily or secondarily, under the Loan Documents. Without limitation, in no event shall this Agreement, the modifications set forth herein, or any documents or agreements referenced or contemplated in this Agreement release Borrower or Guarantor from, or impair or adversely affect, any duty, obligation, liability or responsibility whatsoever of Borrower and Guarantor, respectively, under the Loan Documents, and each of Borrower and Guarantor shall be bound by and subject to, and shall perform, abide by, and comply with, the terms and provisions of the Loan Documents (as modified by this Agreement) applicable to it, including, without limitation, those obligations relating to the payment of taxes and other charges and maintenance of the insurance policies. Except as expressly modified by this Agreement and the other documents executed in connection with the Loan Modification, the Loan Documents and each of the representations, warranties, duties, obligations, and covenants thereunder remain unchanged, are hereby ratified, reaffirmed, and confirmed in all respects by Borrower Parties and shall remain in full force and effect in accordance with their terms, without any waiver, amendment or modification of any provision thereof. Neither the execution and delivery of this Agreement, the terms and provisions hereof, nor any of the documents or agreements referenced or contemplated in this Agreement shall be construed to constitute a novation of the Note, any of the other Loan Documents or the Loan. 13. No Effect on Lender’s Rights. Nothing provided in this Agreement shall modify or otherwise affect Lender’s rights and remedies under the Loan Documents, or at law or in equity, in the event of the occurrence of an Event of Default, including, without limiting the generality of the foregoing, any rights it may have to (a) file actions against or defending or intervening in actions brought by third parties or Borrower relating to the Property or the Loan Documents or the interest of Lender therein, and/or (b) send notices to any persons or entities concerning the existence of security interests or liens in favor of Lender concerning the Property. 14. Bankruptcy Covenants. (a) In the event of the filing of any petition for bankruptcy relief filed by or against any Borrower Party, Borrower Parties consent to the entry of an order granting Lender relief from the automatic stay of Section 362 of the Bankruptcy Code and shall not assert or request any other party to assert that the automatic stay provided by Section 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Lender to enforce any rights it has under the Loan Documents, or any other rights Lender has against any Borrower Party or against any property owned by any Borrower Party. (b) Borrower Parties shall not seek or request any other party to seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of the Lender to enforce any rights they have under the Loan Documents, or any other rights the Lender has against any Borrower Party or the Property. (c) If the incurring of any debt or the payments of money or transfers of property made to Lender by or on behalf of Borrower pursuant to this Agreement shall subsequently be declared to be “void” or “voidable” within the meaning of any state or federal law relating to creditors’ rights, including, without limitation, fraudulent conveyances, a preference, or otherwise voidable or recoverable, in whole or in part, for any reason under the federal Bankruptcy Code or any other federal or state law (individually, a “Voidable Transfer”), and Lender is

14 required to repay or restore any such Voidable Transfer or the amount or any portion thereof, or upon the advice of its counsel is advised to do so, then as to any such Voidable Transfer or the amount repaid or restored (including all reasonable costs, expenses and attorneys’ fees of Lender related thereto), the indebtedness to Lender, or portion thereof, paid or deemed satisfied by such Voidable Transfer or such amount shall automatically be revived, reinstated and restored to the extent that such indebtedness to Lender, or portion thereof, existed immediately prior to such Voidable Transfer, and such indebtedness to Lender, or portion thereof, shall exist as though such Voidable Transfer had never been made. (d) Borrower Parties further acknowledge and agree that Lender, as a material inducement to enter into this Agreement, has specifically bargained for the concessions set forth in this Section 14 and that this Agreement may be deemed conclusive evidence as to such negotiated ongoing intention of Borrower Parties and that it is intending to remain the primary element in determining if cause exists for granting such concessions. 15. Non-Interference. In the event that, following the Effective Date, any Event of Default occurs under the Loan Documents that continues beyond applicable notice and cure periods that relates to the payment of (a) the Debt on the Maturity Date, (b) monthly debt service payments, (c) the First Extension Paydown Amount, (d) the Second Extension Paydown Amount, or (e) any Monthly Tax Deposit, Taxes, Monthly Insurance Deposit or Insurance Premium, as and when due (each, a “Monetary Default”) and Lender determines, in its sole and absolute discretion, to exercise its rights and remedies under the Loan Documents, at law or in equity, in connection with such Monetary Default (collectively, the “Potential Remedies”), Borrower agrees that it shall not, and it shall not permit Guarantor or any Affiliated Manager to, initiate any legal proceeding, seek a defense, judicial intervention, or injunctive or other equitable relief of any kind or assert in a pleading filed in connection with a judicial proceeding any defense against Lender or any right in connection with any security for the Loan in order to delay, hinder, or interfere with Lender accomplishing any of the Potential Remedies (such agreement by Borrower, the “Cooperation Covenant”). Borrower shall not be in breach of the Cooperation Covenant by reason of any Borrower Party contesting the occurrence of a Monetary Default in good faith, without any intent to delay (other than an unavoidable delay resulting from the pursuit of any such good faith contest), hinder or interfere with any Potential Remedies. The Potential Remedies described in this Section 15 are not intended to be an exhaustive list of remedies available to Lender following a Monetary Default, and nothing in this Section 15 is intended to, and shall not be interpreted to, limit Lender’s exercise of any remedy not specifically described in this Section 15. In the event that Borrower, Guarantor, or any Affiliated Manager violates the Cooperation Covenant, the Debt will become full recourse to the Borrower notwithstanding anything to the contrary contained in the Loan Documents. Upon the Debt becoming full recourse to the Borrower, the Borrower shall be personally and jointly and severally liable for payment of any and all amounts due and owing to Lender under the Loan Documents and under this Agreement, and Lender shall not be required to first exercise or exhaust any rights or remedies relating to the collateral securing the Loan. 16. Additional Payment Guaranty. Guarantor hereby acknowledges that the Loan Modification is of substantial value and material benefit to Guarantor. As consideration for Lender agreeing to the Loan Modification and the execution of this Agreement, Guarantor absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment of (i) the Debt, upon a Cooperation Covenant Breach, as provided in Section 15 above, and (ii) any Enforcement Costs (as hereinafter defined) (the “Additional Payment Guaranty”). The Additional Payment

15 Guaranty shall be in addition to, and not in substitution for or modification or amendment of, the existing provisions of the Guaranty. If: (a) the Additional Payment Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Additional Payment Guaranty; (c) an attorney is retained to provide advice or other representation with respect to the Additional Payment Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with the Additional Payment Guaranty and Lender prevails in any such proceedings, then Guarantor shall pay to Lender upon demand all out-of-pocket attorney’s fees, costs and expenses incurred by Lender in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due under the Additional Payment Guaranty, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce the Additional Payment Guaranty as well as the other Loan Documents, and regardless of whether such Enforcement Costs are incurred at any level of appeal; provided, however, that in the event Lender or any Affiliate thereof attempts to enforce the Additional Payment Guaranty against Guarantor and is unsuccessful, neither Guarantor nor any other Borrower Party shall be responsible for the Enforcement Costs incurred in connection with such attempt. All references in the Loan Documents to the term “Guaranty” shall mean and include both the Guaranty and the Additional Payment Guaranty. 17. Receivership Order (a) In consideration of the extension of the term of the Loan and the modifications to the Loan Documents set forth in this Agreement, Borrower has executed and delivered to Lender, together with this Agreement, a Consent Order Granting Motion for Appointment of Receiver, in form and substance substantially similar to the form attached hereto as Exhibit B (the “Receivership Order”), pursuant to which Borrower has consented to the appointment of a receiver for the Property. Borrower hereby consents to such changes to the Receivership Order as Lender may reasonably require in order to effectuate the intent of this Agreement (provided such changes shall not increase the personal liability of Borrower or Guarantor), and Lender is hereby authorized to make and incorporate such changes therein. Lender shall deliver a courtesy notice to Borrower of any changes made pursuant to the preceding sentence. Borrower hereby grants to Lender a power of attorney for the purposes of filing, on Borrower’s behalf, the Receivership Order in the applicable court, provided that Lender may only make such filing when permitted under subsection (b), below. Such power shall be deemed to be coupled with an interest and irrevocable. In connection with any filing of the Receivership Order, Lender is authorized to insert the required information identifying receiver appointed and setting forth the amounts then payable under the Loan. The disposition of the Receivership Order shall be governed by the terms of subsection (b), below. (b) From and after the Effective Date, if an Event of Default shall occur and be continuing with respect to the payment of monthly debt service and/or to the payment of the Debt on the Maturity Date (such Event of Default, a “Material Monetary Default”), and Borrower fails to cure such Material Monetary Default within ninety (90) days after the occurrence of such Material Monetary Default (the “Material Monetary Default Cure Period”), Lender may, at any time thereafter, in its sole and absolute discretion, file the Receivership Order with the applicable court. The Material Monetary Default Cure Period set forth in this section shall apply to the filing of the Receivership Order only, and nothing herein shall prevent Lender from pursuing any and all

16 available remedies under the Loan Documents in connection with the occurrence of a Material Monetary Default in Lender’s sole and absolute discretion, without regard to the Material Monetary Default Cure Period. 18. Usury. It is expressly stipulated and agreed to be the intent of all of the Parties at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with the Note and the Loan (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest payable on or in connection with the Note and the Loan than under applicable law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note, the Security Instrument, this Agreement or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Loan, or Borrower having paid any interest in excess of that permitted by law, then it is the express intent of all of the parties that all excess amounts theretofore collected by Lender be credited to the then outstanding principal balance of the Note (or, if the Note has been or would thereby be paid in full, any surplus refunded to Borrower), and the provisions of the Note, this Agreement, the Security Instrument and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with such applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. To the extent permitted by law, the Borrower Parties hereby waive and release all claims and defenses based upon usury in connection with the execution and delivery of the Note and the other Loan Documents and the borrowing of the funds represented by the Loan. 19. Further Assurances. Each of Borrower and Guarantor, as applicable, agrees to perform such other and further reasonable acts, and to execute such additional and reasonable documents, agreements, notices or financing statements, as Lender deems reasonably necessary or desirable from time to time to create, preserve, continue, perfect, validate or carry out any of Lender’s rights under this Agreement or the other Loan Documents or to effectuate the purpose of this Agreement. 20. Future Negotiations. The Borrower Parties acknowledge and agree that (a) Lender shall not have any obligation whatsoever to discuss, negotiate or to agree to any future restructuring of the Loan, or any future modification, amendment, extension, restructuring or reinstatement of the Loan Documents or to forbear from exercising its rights and remedies under the Loan Documents; and (b) that if there are any future discussions among Lender and Borrower or Guarantor concerning any such restructuring, modification, amendment, extensions or reinstatement, then (i) the PNA shall be deemed to continue in full force and effect unless it shall have been expressly terminated pursuant to the provisions thereof, (ii) no restructuring, modification, amendment, extension, reinstatement, compromise, settlement, agreement or understanding with respect to the Loan, the Loan Documents, the Property or other property or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by authorized representatives of the parties hereto, and (iii) none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this section. 21. No Admissions. The Borrower Parties expressly acknowledge and agree that the waivers, estoppels, releases and covenants not to sue contained in this Agreement shall not be

17 construed as an admission of wrongdoing, liability, or culpability on the part of Lender or as an admission by Lender of the existence of any claims of Borrower or Guarantor against Lender. 22. Ratification. Each of the Borrower Parties hereby reaffirms, reacknowledges and restates, to and for the benefit of Lender, effective as of the Effective Date hereof to the full extent as if set forth in full in this Agreement, the waivers, releases, covenants, acknowledgements and agreements in favor of Lender made by such Borrower Party in the respective Loan Documents to which it is a party, including, without limitation the Guaranty. Except as expressly modified and amended by this Agreement, all terms, covenants, conditions, and provisions of the Loan Documents shall remain unaltered and in full force and effect, and each of the Borrower Parties does hereby expressly ratify and confirm each of the Loan Documents to which it is a signatory party or is otherwise bound, as such Loan Documents are modified and amended hereby. 23. Acknowledgments. Each Borrower Party hereby acknowledges and agrees that such Borrower Party has participated in the negotiation of this Agreement and no provision hereof shall be construed against or interpreted to the disadvantage of any party hereto or thereto by any court or other governmental or judicial authority by reason of such Borrower Party’s having or being deemed to have structured, dictated, or drafted such provision; that such Borrower Party at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement, and such Borrower Party has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to the execution and delivery thereof; that no representations or warranties have been made by or on behalf of Lender, or relied upon by such Borrower Party pertaining to the subject matter of this Agreement other than those that are set forth in this Agreement, and all prior statements, representations, and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the parties with respect to the matters which are the subject hereof and thereof; that all of the terms of this Agreement were negotiated at arm’s-length and were prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and that the execution and delivery of this Agreement is the free and voluntary act of such Borrower Party. 24. No Limitation of Remedies. No right, power, or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power, or remedy conferred upon or reserved to or by Lender hereunder or under the other Loan Documents or at law or in equity, but each and every remedy shall be cumulative and concurrent and shall be in addition to each and every other right, power, and remedy given hereunder or under the other Loan Documents or now or hereafter existing at law or in equity. 25. Modifications. The terms of this Agreement may not be changed, modified, waived, discharged, or terminated orally, but only by an instrument or instruments in writing and signed by the party against whom the enforcement of the change, modification, waiver, discharge, or termination is asserted. 26. Survival of Provisions. Except as expressly herein provided, the covenants, acknowledgments, representations, agreements, and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

18 27. Governing Law. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH SECTION 17.2 OF THE LOAN AGREEMENT. 28. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. Documents executed, scanned (in .PDF or similar reprographic format), and/or executed (and, as appropriate, witnessed and/or notarized) electronically using electronic signature software (e.g., DocuSign or similar software), or similar methods (each a method of "Electronic Execution") and transmitted electronically shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such Electronic Execution having the same legal and binding effect as original signatures. The parties agree that this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (E-Sign Act), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (UETA) and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties the same as if it were physically executed and Borrower and Guarantor hereby consent to the use of any third party electronic signature capture service providers as may be chosen by Lender. 29. Time. TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE COVENANTS CONTAINED HEREIN. 30. No Partnership, Joint Venture, or Agency. None of this Agreement or any other Loan Document, or the transactions contemplated hereby or thereby, shall in any respect be interpreted, deemed, or construed as making Lender a partner or joint venturer with any Borrower Party, nor shall it be interpreted, deemed, or construed as making Lender the agent or representative of any Borrower Party. In no event shall Lender be liable for any debt or claim accruing or arising against any Borrower Party. Lender does not have any fiduciary relationship with or duty to the Borrower Parties arising out of or in connection with the Loan Modification Documents or any of the other Loan Documents, and the relationship between Lender, on one hand, and the Borrower Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. 31. No Third-Party Beneficiaries. This Agreement and the Loan Documents are solely for the benefit of the Lender, Borrower and the Guarantor, and nothing contained in this Agreement or the Loan Documents shall be deemed to confer upon anyone other than the Lender, the Borrower and the Guarantor any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. 32. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto; provided, however, that the provisions of this Section 32 shall not be deemed or construed to permit, sanction, authorize, or condone the assignment of all or any part of the Property or any of Borrower’s rights, title, or interests in and to the Property, except as expressly authorized by Lender. 33. Headings. The paragraph and section headings hereof and captions contained herein are inserted for convenience of reference only and shall in no way alter, amend, define, or be used in the construction or interpretation of the text of such section.

19 34. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural, and, likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine, or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation. 35. Liability. If any party hereto consists of more than one person or entity (a) the obligations and liabilities of each such person or entity hereunder shall be joint and several, (b) all representations, covenants and agreements of each such party shall be deemed made by each person or entity comprising such party, and (c) all references to such party shall be deemed a reference to each person or entity comprising such party. 36. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid, or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby and that in lieu of each such clause or provision of this Agreement that is illegal, invalid, or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid, or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid, and enforceable. 37. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. 38. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN MODIFICATION DOCUMENTS CONSTITUTE THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES HERETO. 39. WAIVER OF JURY TRIAL. The provisions of Section 16.4 of the Loan Agreement are hereby incorporated by reference and are applicable to this Agreement as between Borrower and Lender. The provisions of Section 17 of the Guaranty are hereby incorporated by reference and are applicable to this Agreement as between Guarantor and Lender. 40. Address of Guarantor. Guarantor’s address for notices for all purposes under the Loan Documents is:

20 Orion Properties Inc. 3200 E. Camelback Road, Suite 100, Phoenix, Arizona 85018, Attn: Chief Financial Officer and General Counsel [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

BORROWER:

ORION CEDAR RAPIDS IA LLC
ORION MALONE NY LLC
ORION COLUMBUS OH LLC
ORION MEMPHIS TN LLC
ORION BROWNSVILLE TX 2 LLC
ORION PARIS TX LLC
ORION BEDFORD TX LLC
REALTY INCOME EAST WINDSOR SCIPARK, LLC
CLF PULCO ONE LLC
ARCP OFC MALVERN PA, LLC
COLE OF URBANA MD, LLC
COLE OF KENNESAW GA, LLC
COLE OF DULUTH GA, LLC
COLE OF HOPEWELL TOWNSHIP NJ, LLC
ARC ESSTLMO001, LLC
ORION PHOENIX AZ LLC
ORION NASHVILLE TN LLC
ORION STERLING VA LLC
REALTY INCOME EAST SYRACUSE FAIR LAKES, LLC

By: /s/ Paul H. McDowell

Name: Paul H. McDowell

Title: Chief Executive Officer, President

GUARANTOR:

ORION PROPERTIES INC., a Maryland corporation (f/k/a ORION OFFICE REIT INC.), solely with respect to Sections 7, 9, 12, 14, 16, and 19-23 of this Agreement

By: /s/ Paul H. McDowell

Name: Paul H. McDowell

Title: Chief Executive Officer, President

[signatures continue on next page]

/s/ Bruce Rickert Bruce Rickert /s/ Andrew Hundertmark Andrew Hundertmark LENDER: COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF REGISTERED HOLDERS OF WELLS FARGO COMMERCIAL MORTGAGE TRUST 2022- ONL, COMMERCIAL MORTGAGE PASS- THROUGH CERTIFICATES, SERIES 2022- ONL, AS THEIR INTERESTS MAY APPEAR By: Argentic Services Company LP, a Delaware limited partnership, solely in its capacity as Special Servicer pursuant to that certain Trust and Servicing Agreement dated as of March 9, 2022 By: Name: ______________________________ Title: Authorized Signatory By: Name: ______________________________ Title: Authorized Signatory T l e :